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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 26, 1998

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

         New Jersey                1-1-432                  22-2429994
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       (State or other           (Commission              (IRS Employer
       jurisdiction of           File Number)             Identification
       incorporation)                                     Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 732-389-1182


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724


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         (Former name or former address, if changed from last report)

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                                     - 2 -

  Item 5. Other Events
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          Roberts Pharmaceutical Corporation today announced that it has completed a $125 million financing agreement with a syndicate of institutional investors and banks. The proceeds of this financing will be used to defray the costs of the acquisition of Pentasa(R), a gastrointestinal product the company acquired from Hoechst Marion Roussel in April 1998.

          As previously announced by the Company, the financing was arranged by DLJ Capital Corporation, a subsidiary of Donaldson, Lufkin & Jenrette. The financing consists of a five year term loan secured by the assets of the company. No further terms were disclosed.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                         (Registrant)


Date: June 30, 1998                           By: /s/ Anthony A. Rascio
                                                  ---------------------
                                                  Anthony A. Rascio
                                                  Vice President
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                                     - 3 -




FORWARD LOOKING STATEMENTS



          Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.